                      AMENDMENT NO. 7 TO CREDIT AGREEMENT

     AMENDMENT dated as of February 26, 1999 among CROWN PAPER CO. (the "Borrower"), CROWN VANTAGE INC. ("Holdings"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").

                             W I T N E S S E T H :

     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (as heretofore amended, the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as more fully set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     Section 2. Cash Flow Ratio. Section 5.12 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.12. Cash Flow Ratio. As of the last day of each fiscal
                        ---------------
quarter of the Borrower set forth below, the Cash Flow Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter                                       Ratio
          --------------                                       -----

          Fourth quarter of 1998 fiscal year                   0.145:1

          First quarter of 1999 fiscal year                    0.13:1

          Second quarter of 1999 fiscal year                   0.12:1

          Third quarter of 1999 fiscal year                    0.10:1

          Fourth quarter of 1999 fiscal year                   0.11:1

          Thereafter                                           0.20:1

     Section 3. Interest Coverage Ratio. Section 5.13 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.13. Interest Coverage Ratio. As of the last day of each
                        -----------------------
fiscal quarter of the Borrower set forth below, the Interest Coverage Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter                                    Ratio
          --------------                                    -----

          Fourth quarter of 1998 fiscal year                1.50:1

          First quarter of 1999 fiscal year                 1.42:1

          Second quarter of 1999 fiscal year                1.30:1

          Third quarter of 1999 fiscal year                 1.09:1

          Fourth quarter of 1999 fiscal year                1.17:1

          Thereafter                                        2.50:1

     Section 4. Net Worth. Section 5.14 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.14. Minimum Consolidated Tangible Net Worth. Consolidated
                        ---------------------------------------
Tangible Net Worth will at no time during any fiscal period set forth below be less than the amount set forth in the table below opposite such period; provided that calculations of Consolidated Tangible Net Worth shall exclude the effect of
(i) the aggregate amount of the pretax write-offs with respect to the stream of lease payments on a co-generation facility at St. Francisville, up to $17,000,000 in the aggregate, (ii) the aggregate amount of the pretax December non-recurring charges with respect to environmental compliance and workers compensation costs, up to $5,000,000 in the aggregate and (iii) the aggregate amount of the potential pre-tax non-cash asset write-downs, up to $195,000,000 in the aggregate, in each case as described by the Borrower to the Banks prior to the date of effectiveness of Amendment No. 6 to this Agreement dated as of

December 11, 1998 among the Borrower, Holdings, the Banks and the Administrative
Agent:

--------------------------------------------------------------------------------
     Period                                             Amount
--------------------------------------------------------------------------------
     From 6/30/98 to but excluding                      $ 50,000,000
     the last day of the first
     quarter of 1999 fiscal year
--------------------------------------------------------------------------------

     Last day of the first quarter                      $ 75,000,000
     of 1999 fiscal year to but
     excluding the last day of the
     second quarter of 1999 fiscal year
--------------------------------------------------------------------------------

     Last day of the second quarter                     $ 60,000,000
     of 1999 fiscal year to but
     excluding the last day of the
     third quarter of 1999 fiscal year
--------------------------------------------------------------------------------

     Last day of the third quarter                      $ 55,000,000
     of 1999 fiscal year to but
     excluding the last day of the
     fourth quarter of 1999 fiscal year
--------------------------------------------------------------------------------

     Last day of the fourth quarter                     $ 47,500,000
     of 1999 fiscal year to but
     excluding the last day of the
     first quarter of 2000 fiscal year
--------------------------------------------------------------------------------

     Last day of the first quarter                      $100,000,000
     of 2000 fiscal year and thereafter
--------------------------------------------------------------------------------

     Section 5. Increase In Pricing. The Pricing Schedule attached as Appendix IV to the Agreement is amended to read in its entirety as set forth in the Pricing Schedule attached hereto.

     Section 6. Addition of a Representation Regarding Year 2000 Compliance. A new Section 4.20 is added to the Agreement immediately after Section 4.19 thereof, to read in its entirety as follows:

          SECTION 4.20.  Year 2000 Compliance. The Borrower has (i) initiated a
                         --------------------
review and assessment of all areas within the business and operations of the Borrower and each of its Subsidiaries that could reasonably be expected to be materially adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by it or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented such plan substantially in accordance with such timetable.
The Borrower reasonably believes that it will be able to deliver product and process billing and collections in a timely manner prior to, during and after January 1, 2000, notwithstanding any potential impact on the Borrower's operations, equipment, hardware or software from the Year 2000 Problem.

     Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 8. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (x) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (y) for the account of each Bank that has delivered an executed counterpart hereof (or telegraphic, telex or other written confirmation of execution of a counterpart hereof) to the Administrative Agent on or prior to February ___, 1999, an amendment fee in such amount as shall have been previously agreed upon between the Borrower and the Banks.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                            CROWN PAPER CO.


                            By /s/ Christopher M. McLain
                               ---------------------------------
                               Title: Senior Vice President


                            CROWN VANTAGE INC.


                            By /s/ Christopher M. McLain
                               ---------------------------------
                               Title: Senior Vice President

                            MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                            By /s/ Stephen J. Hannan
                               ---------------------------------
                               Title: Vice President


                            THE BANK OF NEW YORK


                            By ---------------------------------
                               Title:


                            CERES FINANCE LTD.


                            By /s/ John H. Cullinane
                               ---------------------------------
                               Title: Director


                            THE CHASE MANHATTAN BANK


                            By /s/ Lenard Weiner
                               ---------------------------------
                               Title: Managing Director

                            BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.


                            By /s/ James F. McCann
                               ---------------------------------
                               Title: Vice President


                            By /s/ Patrick J. Rounds
                               ---------------------------------
                               Title: Vice President



                            CHRISTIANIA BANK og KREDITKASSE


                            By /s/ Carl Petter Svendsen
                               ---------------------------------
                               Title: Senior Vice President


                            By /s/ Peter M. Dodge
                               ---------------------------------
                               Title: Senior Vice President


                            DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                            By /s/ Beverly G. Cason
                               ---------------------------------
                               Title: Vice President


                            By /s/ Christopher E. Sarisky
                               ---------------------------------
                               Title: Assistant Vice President

                            FIRST SOURCE FINANCIAL LLP, by FIRST SOURCE
                               FINANCIAL, INC., its Agent/Manager


                            By /s/ John P. Thacker
                               ---------------------------------
                               Title: Senior Vice President


                            KZH III LLC


                            By /s/ Virginia Conway
                               ---------------------------------
                               Title: Authorized Agent


                            KZH HIGHLAND-2 LLC


                            By /s/ Virginia Conway
                               ---------------------------------
                               Title: Authorized Agent


                            THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS
                               ANGELES AGENCY


                            By /s/ Koh Takemoto
                               ---------------------------------
                               Title: General Manager

                            MARINE MIDLAND BANK


                            By /s/ Susan L. LeFevre
                               ---------------------------------
                               Title: Authorized Signatory


                            MERRILL LYNCH PRIME RATE PORTFOLIO


                            By: Merrill Lynch Asset Management, LP, as
                                Investment Advisor


                            By /s/ Andrew C. Liggio
                               ---------------------------------
                               Title: Authorized Signatory


                            MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                            By /s/ Andrew C. Liggio
                               ---------------------------------
                               Title: Authorized Signatory


                            NATEXIS BANQUE BFCE


                            By /s/ Jordan Sadler
                               ---------------------------------
                               Title: Associate


                            By /s/ William C. Maier
                               ---------------------------------
                               Title: Senior Vice President

                            NATIONSBANK, N.A.


                            By /s/ Christopher R. Gernhard
                               ---------------------------------
                               Title: Vice President


                            THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


                            By /s/ Richard A. Strait
                               ---------------------------------
                               Title: Its Authorized Representative


                            PNC BANK, NATIONAL ASSOCIATION


                            By /s/ Philip K. Liebscher
                               ---------------------------------
                               Title: Vice President


                            MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST


                            By /s/ Peter Gewirtz
                               ---------------------------------
                               Title: Authorized Signatory

                            PAMCO CAYMAN LTD.

                            By: Highland Capital Management LP, as Collateral
                                Manager


                            By /s/ Mark K. Okada CFA
                               ---------------------------------
                               Title: Executive Vice President
                               Highland Capital Management L.P.


                            KEYPORT LIFE INSURANCE COMPANY

                            By: Stein Roe & Farnham Incorporated,
                                as Agent for Keyport Life Insurance
                                Company


                            By /s/ Brian W. Good
                               ---------------------------------
                               Title: Vice President & Portfolio
                               Manager


                            SOUTHERN PACIFIC BANK


                            By /s/ Sean R. Walker
                               ---------------------------------
                               Title: Vice President


                            STRATA FUNDING LTD.


                            By /s/ John H. Cullinane
                               ---------------------------------
                               Title: Director

                            VAN KAMPEN SENIOR INCOME TRUST


                            By /s/ Jeffrey W. Maillet
                               ---------------------------------
                               Title: Senior Vice President &
                                Director


                            VAN KAMPEN PRIME RATE INCOME TRUST


                            By /s/ Jeffrey W. Maillet
                               ---------------------------------
                               Title: Senior Vice President &
                               Director


                            ML CBO IV (CAYMAN) LTD.


                            By: Highland Capital Management LP, as Collateral
                                Manager


                            By /s/ Mark K. Okada CFA
                               ---------------------------------
                               Title: Executive Vice President
                                      Highland Capital Management L.P.


                            PILGRIM PRIME RATE TRUST


                            By: Pilgrim Investment Inc.,
                               as its Investment Manager


                            By /s/ Michel Prince, CFA
                               ---------------------------------
                               Title: Vice President

                            OASIS COLLATERALIZED HIGH
                            INCOME PORTFOLIOS - 1, LPD.

                            By /s/ Andrew Ian Wignall
                               ---------------------------------
                               Title: Dirctor


                            MORGAN GUARANTY TRUST COMPANY, as Administrative
                               Agent and Collateral Agent


                            By /s/ Stephen J. Hannan
                               ---------------------------------
                               Title: Vice President